UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting material Pursuant to § 240.14a-12

PENN Entertainment, Inc.

(Name of Registrant as Specified In Its Charter)

HG VORA CAPITAL MANAGEMENT, LLC

HG VORA SPECIAL OPPORTUNITIES MASTER FUND, LTD.

DOWNRIVER SERIES LP – SEGREGATED PORTFOLIO C

PARAG VORA

JOHNNY HARTNETT

CARLOS RUISANCHEZ

WILLIAM CLIFFORD

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On April 28, 2025, HG Vora Capital Management, LLC and certain of its affiliates, the beneficial owners of approximately 4.80% of the outstanding common stock of PENN Entertainment, Inc. (NASDAQ: PENN), issued the following press release:

HG Vora Responds to PENN Entertainment’s Desperate Attempt to Disenfranchise Shareholders and Evade Accountability

PENN’s Reduction of Number of Directors Up for Election at 2025 Annual Meeting Is a Breach of Fiduciary Duties and Violation of Law

Files Proxy Materials in Connection with PENN’s 2025 Annual Meeting

NEW YORK – April 28, 2025 – HG Vora Capital Management, LLC (together with its affiliates, “HG Vora”) today responded to the actions the Board of Directors of PENN Entertainment, Inc. (Nasdaq: PENN) (“PENN” or the “Company”) took on April 25, 2025, which included reducing the number of seats up for election at PENN’s 2025 Annual Meeting of Shareholders (the “Annual Meeting”) from three to two.

HG Vora believes the Board’s self-serving action, taken in the face of the prospect of losing three Board seats, had no legitimate corporate purpose and deprives shareholders of their fundamental right to elect directors of their choosing.

In January 2025, after more than a year of working to ensure compliance with gaming regulations in over 20 states, HG Vora provided notice to PENN of its intention to nominate candidates to fill the three seats that were up for election at the Annual Meeting. HG Vora did so to restore accountability and proper oversight at PENN after years of poor judgment, failed transactions and value destructive actions.

On April 15, 2025, PENN notified HG Vora in writing of the Company’s intention to hold an election for three Board seats at the Annual Meeting. On the morning of April 25, 2025, representatives of PENN and HG Vora discussed how best to fill the three available Board seats. HG Vora’s representative reiterated HG Vora’s belief that all three of its candidates would be successfully elected to the Board by PENN’s shareholders if the proxy contest went to a final vote. Later that same day, PENN’s Board announced the extraordinary action, in the midst of the proxy contest, of reducing the number of Board seats to be filled at the Annual Meeting.

PENN has previously violated state law with respect to the number of directors up for election. In 2024, for example, when HG Vora was planning to nominate candidates, PENN had too few directors in the class up for election in clear violation of Pennsylvania law. Only after the deadline for nominating directors had passed did the Company remedy its breach of Pennsylvania law.

On Friday, the Company also announced that the Board “intends” to nominate two of HG Vora’s candidates, Johnny Hartnett and Carlos Ruisanchez. Just ten days prior, the Board expressed an entirely different intention, to nominate three different candidates. Because it is unclear if the Company’s stated intention on Friday will persist, HG Vora will nominate its three candidates and solicit votes on their behalf.

Importantly, HG Vora believes its third candidate, William Clifford, would be a valuable addition to the Board of PENN. Rather than continuing to waste shareholder capital and corporate resources on entrenching the Board in the name of “activism defense,” PENN should welcome Mr. Clifford to the Board and work with its financial advisors to consider all options to maximize shareholder value.

HG Vora is filing a preliminary proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the Company’s Annual Meeting. HG Vora encourages shareholders to review its definitive proxy materials when they become available.

Contacts

Investors

Bruce Goldfarb/Chuck Garske

Okapi Partners

(877) 629-6355

Media

Jonathan Gasthalter/Nathaniel Garnick/Iain Hughes

Gasthalter & Co.

(212) 257-4170

Cautionary Statement Regarding Forward-Looking Statements

The information herein contains “forward-looking statements” that can be identified by the fact that they do not relate strictly to historical or current facts. Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “intends,” “estimates,” “projects,” “potential,” “targets,” “forecasts,” “seeks,” “could,” “should” or the negative of such terms or other variations on such terms or comparable terminology. Similarly, statements that describe our objectives, plans or goals are forward-looking. Forward-looking statements are subject to various risks and uncertainties and assumptions. There can be no assurance that any idea or assumption herein is, or will be proven, correct. If one or more of the risks or uncertainties materialize, or if HG Vora’s underlying assumptions prove to be incorrect, the actual results may vary materially from outcomes indicated by these statements. Accordingly, forward-looking statements should not be regarded as a representation by HG Vora that the future plans, estimates or expectations contemplated will ever be achieved. The information herein does not constitute an offer to sell or solicitation of an offer to buy any of the securities described herein in any state to any person.

Certain Information Concerning the Participants

HG Vora and the other Participants (as defined below) are filing a preliminary proxy statement and accompanying gold universal proxy card with the Securities and Exchange Commission (the “SEC”) to be used to solicit proxies for the election of its slate of director nominees at the 2025 annual meeting of shareholders (the “2025 Annual Meeting”) of PENN Entertainment, Inc. (“PENN”).

The participants in the proxy solicitation are currently anticipated to be HG Vora Special Opportunities Master Fund, Ltd. (“Master Fund”), Downriver Series LP – Segregated Portfolio C (“Downriver”), HG Vora Capital Management, LLC (the “Investment Manager”), Parag Vora (“Mr. Vora” and, collectively with Master Fund, Downriver and the Investment Manager, “HG Vora”), Johnny Hartnett, Carlos Ruisanchez and William Clifford (collectively all of the foregoing, the “Participants”).

As of the date hereof, (i) Master Fund directly owns 3,825,000 shares of common stock, par value $0.001 per share (the “Common Stock”), of PENN, including 100 shares of Common Stock as the record holder and (ii) Downriver directly owns 3,425,000 shares of Common Stock, including 100 shares of Common Stock as the record holder (collectively, the 7,250,000 shares of Common Stock owned by Master Fund and Downriver, the “HG Vora Shares”). The HG Vora Shares collectively represent approximately 4.80% of the outstanding shares of Common Stock, based on the 150,852,769 shares of Common Stock outstanding as of April 24, 2025, as disclosed by PENN on its proxy statement for the 2025 Annual Meeting. The Investment Manager is the investment manager of Master Fund and Downriver, each of which have delegated all investment and voting decisions to the Investment Manager. Mr. Vora is the manager of the Investment Manager and has authority over day-to-day operations and investment and voting decisions, including with respect to the HG Vora Shares, of the Investment Manager. Each of the Investment Manager and Mr. Vora may be deemed to have the shared power to vote or direct the vote of (and the shared power to dispose or direct the disposition of) the HG Vora Shares and indirect ownership thereof. Mr. Ruisanchez directly owns 3,150 shares of Common Stock. Neither Mr. Clifford nor Mr. Hartnett beneficially own any shares of Common Stock. Certain of the Participants are also from time to time party to certain derivative instruments that provide economic exposure to PENN’s Common Stock. All of the foregoing information is as of the date hereof unless otherwise disclosed.

Important Information and Where to Find It

HG VORA STRONGLY ADVISES ALL SHAREHOLDERS OF THE CORPORATION TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT WWW.SEC.GOV. THE DEFINITIVE PROXY STATEMENT, WHEN FILED, AND OTHER RELEVANT DOCUMENTS WILL ALSO BE AVAILABLE ON THE SEC WEBSITE, FREE OF CHARGE, OR BY DIRECTING A REQUEST TO THE PARTICIPANTS’ PROXY SOLICITOR, OKAPI PARTNERS LLC, 1212 AVENUE OF THE AMERICAS, 17TH FLOOR, NEW YORK, NEW YORK 10036 (SHAREHOLDERS CAN CALL TOLL-FREE: (877) 629-6355).